                                  ANNUAL REPORT

[logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------



                                  New England
                             Municipal Income Fund


[Graphic Omitted]


DECEMBER 31, 1997

                                                                   February 1998
--------------------------------------------------------------------------------

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

[photo]

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer
Henry L.P. Schmelzer
President

                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differeces between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expeneses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Municipal Income Fund's Class A shares since 12/31/87, compared to the Lehman Municipal Index and the Cost of Living. The plot points from this chart are as follows:]


Growth of a $10,000 Investment in Class A Shares
                                                                 Cost of
                      NAV            MSC          Lehman*        Living
                      ---            ---          -------        ------
12/31/1987           $10,000        $ 9,550        $10,000       $10,000
      1988           $11,146        $10,644        $11,016       $10,442
      1989           $12,233        $11,682        $12,205       $10,928
      1990           $12,907        $12,326        $13,094       $11,595
      1991           $14,403        $13,755        $14,684       $11,950
      1992           $15,690        $14,984        $15,978       $12,297
      1993           $17,675        $16,880        $17,940       $12,635
      1994           $16,249        $15,517        $17,012       $12,972
      1995           $19,048        $18,191        $19,983       $13,302
      1996           $19,930        $19,033        $20,870       $13,743
      1997           $21,638        $20,665        $22,788       $13,995


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

                        NEW ENGLAND MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
--------------------------------------------------------------------------------

 Class A (Inception 5/9/77)        1 Year          5 Years          10 Years
 Net Asset Value(1)                 8.57%           6.64%            8.02%
 With Max. Sales Charge(2)          3.74            5.65             7.53
 Lehman Municipal Index(4)          9.19            7.36             8.58
 Lipper General Muni Average(6)     9.11            6.84             8.24

--------------------------------------------------------------------------------

 Class B (Inception 9/13/93)       1 Year          3 Years       Since Inception
 Net Asset Value(1)                 7.76%           9.19%            4.34%
 With CDSC(3)                       2.76            8.34             3.95
 Lehman Municipal Index(4)          9.19            10.23            6.13
 (calculated from 9/30/93)
 Lipper General Muni Average(6)     9.11            9.65             5.36
 (calculated from 9/30/93)

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                                           YIELDS AS OF 12/31/97
--------------------------------------------------------------------------------
                                            Class A              Class B
           SEC Yield(7)                      4.89%               4.37%
           Taxable Equivalent Yield(8)       8.09                7.23

    NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Municipal Index is an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper General Municipal Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. The alternative minimum tax may apply. Some federal and state taxes may apply.

                        NEW ENGLAND MUNICIPAL INCOME FUND

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. How did New England Municipal Income Fund perform over the last 12 months?

[Photo of Nathan Wentworth]

Nathan Wentworth
Back Bay Advisors, L.P.

New England Municipal Income Fund produced a competitive total return and an attractive stream of tax-free income during the past year. For the 12 months ending December 31, 1997, the Fund's Class A shares generated a total return of 8.57%, reflecting a $0.22 per share gain in net asset value to $7.75 per share and the reinvestment of $0.406 per share in dividend distributions. During the same period, the Fund's Class B shares produced a total return of 7.76%.

Q. What was the environment like for municipal bonds during the year?

Generally positive for much of the year -- interest rates fell, pushing up bond prices, as the economy continued to grow at a moderate pace and inflationary pressures remained at bay. In addition, the U.S. federal budget deficit declined while the already strong foreign demand for U.S. bonds increased as the Asian currency crisis unfolded later in the year.

The Fund began 1997 amidst a very different market environment. At the start of the year, vigorous economic growth raised investor concerns that inflation would escalate. In fact, the Federal Reserve Board raised short-term interest rates in March of 1997 to stem a potential rise in price pressures. The yield on long-term Treasury bonds peaked at 7.17% in April 1997, and fell significantly lower to 5.92% by year-end.

For the tax exempt sector, stronger economic growth generated higher tax receipts, which strengthened many municipal credits and reduced the need for municipalities to borrow. Meanwhile, seasonal periods of heavy new issuance dampened municipal bond prices. The yields of municipal bonds became attractive when compared to those of U.S. Treasury securities. Historically providing approximately 84% of the yield of a comparable U.S. Treasury security, the yields on AAA-rated municipal bonds climbed to as high as 88% of Treasury yields.

The tax exempt market also experienced "spread compression," a phenomenon whereby yields of lower-rated bonds fall faster -- and their prices rise faster -- than those of higher-rated bonds. Demand for lower-rated bonds rose as investors tried to maximize yield in a low interest rate environment and because they felt more comfortable taking on additional credit risk, given the healthy economic conditions.

Q. What strategies did you use in managing the Fund?

I continued to manage with an orientation towards income while maintaining an emphasis on sectors that I believed would benefit from a climate of economic strength and low interest rates. For example, the portfolio included a substantial position in BBB-rated securities, New York state-appropriated bonds and New York City general obligation bonds. These investments offered higher yields and benefited from spread compression, providing the Fund with attractive total return. New York municipal bonds performed particularly well. Bond rating agencies upgraded the state's appropriated issues during the period in recognition of New York's strengthening economic and fiscal health. While New York City general obligation bonds were not upgraded, their improving credit characteristics caught investors' interest and were one of the best-performing investments in the tax exempt sector over the past year.

                     Credit Quality Composition -- 12/31/97
                         BBB                        53%
                         AAA                        20%
                         A                          13%
                         Other                      12%
                         AA                          2%

Quality is based on ratings provided by Standard & Poor's Corporation and Moody's Investors Service.

Average Portfolio Quality = A-           Average Effective Maturity = 10 Years

Declining interest rates produced another positive effect on the Fund. Holdings of pre-refunded bonds appreciated during the year. "Pre-refunding" is a process that enables bond issuers to replace their higher-cost outstanding debt with lower-cost debt. This refinancing often occurs when interest rates decline and can boost the price of pre-refunded bonds considerably.

During the period, credit problems with the issuer of an industrial development holding, Osceola Power Limited Partnership Project (Palm Beach county bonds), hampered Fund performance. I continually monitored developments related to this issuer, working with a team of attorneys to resolve the partnership's financial issues and maximize the return to the Fund. The Fund remains invested in these bonds in anticipation of a positive work-out situation.

Q. What is your outlook for municipal bonds?

Cautious, though I expect many of the trends that benefited municipal bonds over the last year to continue, including steady economic growth and low inflation. However, I recognize that interest rates and municipal bond yields have fallen dramatically, and would not be surprised to see municipal yields rise temporarily. Still, the Fund's emphasis on sectors that benefit from economic strength and its income orientation should help protect against share price erosion in the event that interest rates rise.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1997

TAX EXEMPT OBLIGATIONS--98.1% OF TOTAL NET ASSETS

                                                                RATINGS (c)
                                                                (UNAUDITED)
                                                         -----------------------
 FACE                                                                 STANDARD
AMOUNT      ISSUER                                       MOODY'S      & POOR'S     VALUE (a)
-----------------------------------------------------------------------------------------------
            ALABAMA--0.9%
$1,500,000  Mobile Solid Waste Disposal, 6.950%,
              1/01/20 .................................  Baa3         BBB-        $  1,657,845
                                                                                  ------------
            ALASKA--0.7%
 1,240,000  Alaska State Housing Finance Corp., 6.500%,
              6/01/34  ................................  Aaa          AAA            1,299,285
                                                                                  ------------
            ARIZONA--2.7%
 2,500,000  Navajo County Pollution Control, 5.875%,
              8/15/28  ................................  Baa1         A-             2,574,800
 2,300,000  University of Arizona Revenue Bond, 6.350%,
              6/01/14  ................................  A1           AA             2,536,762
                                                                                  ------------
                                                                                     5,111,562
                                                                                  ------------
            CALIFORNIA--8.5%
   930,000  California Housing Finance Agency Revenue
              Bond, 8.100%, 8/01/07  ..................  Aa           AA-              951,715
   445,000  California Housing Finance Agency Revenue
              Bond, 8.125%, 8/01/19  ..................  Aa           AA-              459,663
 4,300,000  Foothill/Eastern Transportation Corridor,
              6.500%, 1/01/32  ........................  Baa          BBB-           4,679,260
 2,000,000  Los Angeles Convention & Exhibition,
              9.000%, 12/01/20  .......................  Aaa          AAA            2,635,400
 2,000,000  Los Angeles Regional Airport Lease, 6.350%,
              11/01/25  ...............................  Baa3         BBB-           2,179,980
 2,000,000  Sacramento California, 6.500%, 7/01/21  ...  --           BBB-           2,177,860
 3,000,000  Sacramento Power Authority, 6.000%, 7/01/22  --           BBB-           3,162,510
                                                                                  ------------
                                                                                    16,246,388
                                                                                  ------------
            COLORADO--6.0%
 1,500,000  Denver City & County Airport Revenue Bond,
              7.500%, 11/15/06  .......................  Baa1         AAA            1,738,140
 1,500,000  Denver City & County Airport Revenue Bond,
              7.500%, 11/15/12  .......................  Baa1         AAA            1,738,140
 1,655,000  Denver City & County Airport Revenue Bond,
              7.500%, 11/15/23  .......................  Baa1         BBB            1,912,386
 3,960,000  Denver City & County Airport Revenue Bond,
              7.750%, 11/15/21  .......................  Baa1         BBB            4,438,407
   345,000  Denver City & County Airport Revenue Pre-
              refunded Bond, 7.500%, 11/15/23  ........  Aaa          AAA              414,435
 1,040,000  Denver City & County Airport Revenue Pre-
              refunded Bond, 7.750%, 11/15/21  ........  Aaa          AAA            1,190,935
                                                                                  ------------
                                                                                    11,432,443
                                                                                  ------------
            FLORIDA--4.5%
 3,000,000  Escambia County Pollution Control, 6.900%,
              8/01/22  ................................  Baa1         BBB            3,360,480
 1,430,000  Florida State, 6.400%, 7/01/22  ...........  Aa2          AA+            1,571,184
 1,000,000  Martin County Industrial Development
              Authority, 7.875%, 12/15/25  ............  Baa3         BBB-           1,170,470
 2,500,000  Palm Beach County, 6.950%, 1/01/22 (d)  ...  --           --             1,412,500
 2,000,000  Palm Beach County Solid Waste, 6.850%,
              1/01/14 (d)  ............................  --           --             1,130,000
                                                                                  ------------
                                                                                     8,644,634
                                                                                  ------------
            GEORGIA--1.4%
 2,500,000  Atlanta Special Purpose Facilities Revenue
              Bond, 7.900%, 12/01/18  .................  Ba2          BBB-           2,692,750
                                                                                  ------------
            GUAM--1.6%
 3,000,000  Guam Government, 5.400%, 11/15/18  ........  --           BBB            3,011,250
                                                                                  ------------
            ILLINOIS--6.4%
 6,000,000  Illinois Development Finance Authority
              Pollution, 7.250%, 6/01/11  .............  Baa2         BBB            6,554,880
 2,500,000  Illinois Development Finance Authority
              Pollution, 7.375%, 7/01/21  .............  Baa1         BBB            2,907,350
 2,250,000  O'Hare International Airport, 8.200%,
              12/01/24  ...............................  Baa2         BBB-           2,764,755
                                                                                  ------------
                                                                                    12,226,985
                                                                                  ------------
            INDIANA--4.1%
 3,500,000  Indiana Development Finance Authority
              Pollution, 6.850%, 12/01/12  ............  Ba3          BB-            3,850,350
 3,500,000  Indianapolis International Airport
              Authority Revenue Bond, 7.100%, 1/15/17..  Baa2         BBB            3,925,985
                                                                                  ------------
                                                                                     7,776,335
                                                                                  ------------
            KANSAS--1.2%
 2,000,000  Kansas City Utility Systems Revenue Bond,
              6.375%, 9/01/23  ........................  Aaa          AAA            2,237,360
                                                                                  ------------
            KENTUCKY--2.0%
 1,500,000  Kenton County Airport Board Revenue Bond,
              6.125%, 2/01/22  ........................  Baa3         BBB-           1,541,505
 2,000,000  Kenton County Airport Board Revenue Bond,
              7.500%, 2/01/12  ........................  Baa3         BBB-           2,230,540
                                                                                  ------------
                                                                                     3,772,045
                                                                                  ------------
            MASSACHUSETTS--4.4%
 3,000,000  Massachusetts Bay Transportation Authority,
              6.100%, 3/01/23  ........................  A1           AA-            3,269,910
 2,500,000  Massachusetts State Housing Finance Agency,
              6.300%, 10/01/13  .......................  A1           A+             2,653,250
 2,315,000  Massachusetts State Housing Finance Agency,
              6.375%, 4/01/21  ........................  A1           A+             2,448,691
                                                                                  ------------
                                                                                     8,371,851
                                                                                  ------------
            NEBRASKA--1.6%
 3,000,000  Nebraska Investment Finance Authority,
              5.850%, 9/01/28  ........................  --           AAA            3,091,890
                                                                                  ------------
            NEW YORK--23.0%
 4,860,000  New York City, 7.000%, 10/01/13  ..........  Baa1         BBB+           5,397,711
   260,000  New York City, 7.100%, 2/01/10  ...........  Baa1         BBB+             286,559
 2,450,000  New York City, 7.500%, 2/01/05  ...........  Baa1         BBB+           2,743,118
 1,000,000  New York City Industrial Development
              Agency, 5.750%, 10/01/36  ...............  Baa3         BBB-           1,014,900
   740,000  New York City Pre-refunded, 7.100%,
              2/01/10 .................................  Aaa          AAA              829,917
 2,040,000  New York State Dormitory Authority Revenue
              Bond, 5.375%, 5/15/16  ..................  Baa1         BBB+           2,045,406
 4,000,000  New York State Dormitory Authority Revenue
              Bond, 5.500%, 5/15/13  ..................  A3           A-             4,252,360
 5,000,000  New York State Dormitory Authority Revenue
              Bond, 5.500%, 5/15/23  ..................  Baa1         BBB+           5,008,650
 1,350,000  New York State Dormitory Authority Revenue
              Bond, 5.625%, 5/15/13  ..................  Baa1         BBB+           1,385,505
 2,740,000  New York State Dormitory Authority Revenue
              Bond, 5.750%, 7/01/13  ..................  Baa1         BBB+           2,979,969
 1,880,000  New York State Dormitory Authority Revenue
              Bond, 7.500%, 5/15/13  ..................  A3           A-             2,382,205
 4,150,000  New York State Medical Care Facilities
              Finance, 5.250%, 8/15/14  ...............  Baa1         A-             4,108,915
 2,500,000  New York State Medical Care Facilities
              Finance, 5.375%, 2/15/14  ...............  Baa1         BBB+           2,517,000
 1,955,000  New York State Medical Care Facilities
              Finance, 6.500%, 8/15/12  ...............  Aaa          AAA            2,147,372
   205,000  New York State Medical Care Facilities
              Finance, 7.300%, 8/15/11  ...............  Baa1         A-               227,390
   370,000  New York State Medical Care Facilities
              Finance Pre-refunded, 7.300%, 8/15/11  ..  Aaa          AAA              415,910
 1,500,000  New York State Thruway Authority Service
              Contract, 5.750%, 4/01/16  ..............  Baa1         BBB+           1,564,770
 3,430,000  New York State Urban Development Corp.
              Revenue Bond, 5.500%, 1/01/18  ..........  Baa1         BBB+           3,439,878
 1,000,000  Port Authority New York & New Jersey,
              7.000%, 10/01/07  .......................  --           --             1,137,180
                                                                                  ------------
                                                                                    43,884,715
                                                                                  ------------
            OHIO--1.9%
 3,000,000  Cleveland Public Power Systems Revenue
              Bond, 7.000%, 11/15/24  .................  Aaa          AAA            3,527,220
                                                                                  ------------
            OREGON--2.3%
 4,000,000  Western Generation Agency, 7.400%,
              1/01/16 .................................  --           --             4,408,440
                                                                                  ------------
            PENNSYLVANIA--11.2%
 3,000,000  Delaware County Pollution Control, 7.375%,
              4/01/21  ................................  Baa1         BBB+           3,281,310
 2,725,000  Pennsylvania Convention Center Revenue
              Bond, 6.700%, 9/01/14  ..................  Baa          BBB            3,012,406
 2,000,000  Pennsylvania Convention Center Revenue
              Bond, 6.750%, 9/01/19  ..................  Baa          BBB            2,211,740
 3,000,000  Pennsylvania Economic Development Financing,
              6.600%, 1/01/19  ........................  --           --             3,152,280
 4,000,000  Pennsylvania Economic Development Financing,
              7.150%, 12/01/18  .......................  --           BBB-           4,453,440
 1,500,000  Pennsylvania Economic Development Financing,
              7.600%, 12/01/20  .......................  Baa2         BBB-           1,776,945
 3,000,000  Pennsylvania Economic Development Financing,
              7.600%, 12/01/24  .......................  Baa3         BBB            3,520,830
                                                                                  ------------
                                                                                    21,408,951
                                                                                  ------------
            PUERTO RICO--3.8%
 2,845,000  Puerto Rico Commonwealth Highway
              Transporation, 6.625%, 7/01/18  .........  Aaa          AAA            3,174,878
 3,750,000  Puerto Rico Electric Power Authority,
              6.000%, 7/01/14  ........................  Baa1         BBB+           4,027,687
                                                                                  ------------
                                                                                     7,202,565
                                                                                  ------------
            TENNESSEE--1.4%
 2,500,000  Maury County Industrial Development Board,
              6.500%, 9/01/24  ........................  A3           A-             2,754,400
                                                                                  ------------
            TEXAS--2.8%
 2,000,000  Alliance Airport Authority Special
              Facilities, 6.375%, 4/01/21  ............  Baa2         BBB            2,155,840
 2,825,000  Fort Worth International Airport, 7.250%,
              11/01/30  ...............................  Baa2         BBB-           3,163,775
                                                                                  ------------
                                                                                     5,319,615
                                                                                  ------------
            U.S. VIRGIN ISLANDS--2.7%
 4,500,000  U.S. Virgin Islands Public Finance
              Authority, 7.250%, 10/01/18  ............  --           --             5,053,095
                                                                                  ------------
            WASHINGTON--3.0%
 1,000,000  Washington State Public Power Supply,
              6.800%, 7/01/07  ........................  Aa           AA             1,102,660
 1,270,000  Washington State Public Power Supply,
              7.000%, 7/01/11  ........................  Aaa          AAA            1,381,366
 3,000,000  Washington State Public Power Supply,
              7.000%, 7/01/12  ........................  Aaa          AA-            3,263,070
                                                                                  ------------
                                                                                     5,747,096
                                                                                  ------------
            Total Tax Exempt Obligations
              (Identified Cost $168,301,908)  .........                            186,878,720
                                                                                  ------------
SHORT TERM INVESTMENT--0.4%
----------------------------------------------------------------------------------------------
   722,000  Household Finance Corp., 6.500%, 1/02/98  .                                721,869
                                                                                  ------------
            Total Short Term Investment
              (Identified Cost $721,869)  .............                                721,869
                                                                                  ------------
            Total Investments--98.5%
              (Identified Cost $169,023,777) (b).......                            187,600,589
            Other assets less liabilities  ............                              2,854,005
                                                                                  ------------
            Total Net Assets--100%  ...................                           $190,454,594

(a)See Note 1a.
(b)Federal Tax Information:
   At December 31, 1997 the net unrealized appreciation on investments based on cost of $169,023,777 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost ...........................        $ 20,403,922
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value ...........................          (1,827,110)
                                                                                  ------------
   Net unrealized appreciation ...........................................        $ 18,576,812
                                                                                  ============

   At December 31, 1997 the Fund had a capital loss carryover of approximately $4,991,880 of which $4,966,149 expires on December 31, 2002 and $25,731 expires on December 31, 2005. This may be available to offset future capital gains, if any, to the extent provided by regulations.
(c)The ratings shown are believed to be the most recent ratings available at December 31, 1997. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1997. The Fund's Sub Adviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code. Non income producing security.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

ASSETS
  Investments at value .......................................                         $187,600,589
  Cash .......................................................                                1,160
  Receivable for:
    Fund shares sold .........................................                              152,915
    Accrued interest .........................................                            3,180,732
  Prepaid registration expense ...............................                                4,000
                                                                                       ------------
                                                                                        190,939,396
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $195,716
    Dividends declared .......................................       100,571
  Accrued expenses:
    Management fees ..........................................        70,966
    Deferred trustees' fees ..................................        54,331
    Accounting and administrative ............................         3,106
    Other ....................................................        60,112
                                                                    --------
                                                                                            484,802
                                                                                       ------------
NET ASSETS ...................................................                         $190,454,594
                                                                                       ============
  Net Assets consist of:
    Capital paid in ..........................................                         $179,616,254
    Overdistributed net investment income ....................                              (98,476)
    Accumulated net realized losses ..........................                           (7,639,996)
    Unrealized appreciation on investments ...................                           18,576,812
                                                                                       ------------
NET ASSETS ...................................................                         $190,454,594
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($177,098,937 divided by 22,849,761 shares of beneficial
     interest) ...............................................                                $7.75
                                                                                              =====
Offering price per share (100/95.50 of $7.75) ................                                $8.12*
                                                                                              =====
Net asset value and offering price of Class B shares
  ($13,355,657 divided by 1,723,126 shares of beneficial
     interest) ...............................................                                $7.75**
                                                                                              =====
Identified cost of investments ...............................                         $169,023,777
                                                                                       ============

 * Based upon single purchases of less than $100,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997

INVESTMENT INCOME
  Interest .....................................................                         $11,551,499

  Expenses
    Management fees ............................................      $832,144
    Service fees - Class A .....................................       439,054
    Service and distribution fees - Class B ....................       129,507
    Trustees' fees and expenses ................................        21,113
    Accounting and administrative ..............................        38,793
    Custodian ..................................................        94,405
    Transfer agent .............................................       166,024
    Audit and tax services .....................................        39,200
    Legal ......................................................        10,779
    Printing ...................................................        26,010
    Registration ...............................................        23,587
    Miscellaneous ..............................................        24,437
                                                                      --------
  Total expenses ...............................................                           1,845,053
                                                                                         -----------
  Net investment income ........................................                           9,706,446
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized loss on Investments - net ...........................                             (25,730)
  Unrealized appreciation on Investments - net .................                           5,660,513
                                                                                         -----------
  Net gain on investment transactions ..........................                           5,634,783
                                                                                         -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .....................                         $15,341,229
                                                                                         ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------
                                                                   1996                     1997
                                                             ----------------           ------------
FROM OPERATIONS
  Net investment income ...................................     $  10,654,671           $  9,706,446
  Net realized gain (loss) on investments, written option
    contracts and futures contracts .......................           742,968                (25,730)
  Unrealized appreciation (depreciation) on investment
    transactions ..........................................        (2,780,325)             5,660,513
                                                                -------------           ------------
  Increase in net assets from operations ..................         8,617,314             15,341,229
                                                                -------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................       (10,078,993)            (9,422,946)
    Class B ...............................................          (581,566)              (596,073)
                                                                -------------           ------------
                                                                  (10,660,559)           (10,019,019)
                                                                -------------           ------------
Decrease in net assets derived from capital share
  transactions ............................................       (11,775,820)            (8,418,397)
                                                                -------------           ------------
Total decrease in net assets ..............................       (13,819,065)            (3,096,187)
NET ASSETS
  Beginning of the year ...................................       207,369,846            193,550,781
                                                                -------------           ------------
  End of the year .........................................      $193,550,781           $190,454,594
                                                                 ============           ============
UNDISTRIBUTED/(OVERDISTRIBUTED) NET INVESTMENT INCOME
  Beginning of the year ...................................      $    214,756           $    214,097
                                                                 ============           ============
  End of the year .........................................      $    214,097           $    (98,476)
                                                                 ============           ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS A
                                           ----------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------
                                                1993           1994           1995           1996           1997
                                               ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year ....        $ 7.54         $ 7.87         $ 6.85         $ 7.60         $ 7.53
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.40           0.39           0.42           0.41           0.40
Net Realized and Unrealized Gain (Loss)
  on Investments ......................          0.53          (1.01)          0.74          (0.07)          0.23
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          0.93          (0.62)          1.16           0.34           0.63
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.42)         (0.40)         (0.41)         (0.41)         (0.41)
Distributions From Net Realized Capital
  Gains ...............................         (0.18)          0.00           0.00           0.00           0.00
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.60)         (0.40)         (0.41)         (0.41)         (0.41)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year ..........        $ 7.87         $ 6.85         $ 7.60         $ 7.53         $ 7.75
                                               ======         ======         ======         ======         ======
Total Return (%) (a) ..................         12.7           (8.0)          17.2            4.6            8.6
Ratio of Operating Expenses to Average
  Net Assets (%) ......................          0.91           0.92           0.93           0.92           0.93
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          5.27           5.44           5.52           5.46           5.19
Portfolio Turnover Rate (%) ...........            86             88             93             24             14
Net Assets, End of Year (000) .........      $226,881       $184,202       $195,301       $180,983       $177,099

(a) A sales charge is not reflected in total return calculations.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                         CLASS B
                                         ------------------------------------------------------------------------
                                          SEPTEMBER 13(a)
                                              THROUGH                         YEAR ENDED DECEMBER 31,
                                            DECEMBER 31,         ------------------------------------------------
                                               1993               1994          1995          1996          1997
                                              ------             ------        ------        ------        ------
Net Asset Value, Beginning of Period .         $ 8.03            $ 7.86        $ 6.85        $ 7.60        $ 7.53
                                               ------            ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ................           0.07              0.34          0.36          0.35          0.34
Net Realized and Unrealized Gain
  (Loss) on Investments ..............           0.01             (1.01)         0.74         (0.07)         0.23
                                               ------            ------        ------        ------        ------
Total From Investment Operations .....           0.08             (0.67)         1.10          0.28          0.57
                                               ------            ------        ------        ------        ------
Less Distributions
Dividends From Net Investment Income .          (0.07)            (0.34)        (0.35)        (0.35)        (0.35)
Distributions From Net Realized
  Capital Gains ......................          (0.18)             0.00          0.00          0.00          0.00
                                               ------            ------        ------        ------        ------
Total Distributions ..................          (0.25)            (0.34)        (0.35)        (0.35)        (0.35)
                                               ------            ------        ------        ------        ------
Net Asset Value, End of Period .......         $ 7.86            $ 6.85        $ 7.60        $ 7.53        $ 7.75
                                               ======            ======        ======        ======        ======
Total Return (%) (c) .................           1.0              (8.6)         16.3           3.9           7.8
Ratio of Operating Expenses to Average
  Net Assets (%) .....................           1.65(b)           1.67          1.68          1.67          1.68
Ratio of Net Investment Income to
  Average Net Assets (%) .............           3.91(b)           4.69          4.77          4.71          4.44
Portfolio Turnover Rate (%) ..........             86                88            93            24            14
Net Assets, End of Period (000) ......         $3,395            $7,997       $12,069       $12,568       $13,356

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 1997

1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management, L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. WHEN-ISSUED SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At December 31, 1997 the Fund held no such securities.

D. OPTIONS. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

E. INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

F. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $25,681,671 and $34,517,201 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P., at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED
-----------
$416,072                    New England Funds Management, L.P.
$416,072                    Back Bay Advisors, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $38,793 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $116,522 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $3,713 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $439,054 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $1,700,600.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $32,377 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1997, the Fund paid New England Funds $97,130 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors of shares of the Fund during the year ended December 31, 1997 amounted to $351,373.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,096
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $81/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CONCENTRATION OF CREDIT. The Fund had the following industry concentrations in excess of 10% at December 31, 1997 as a percentage of the Fund's total net assets: Airports 15% and Pollution Control 12%. The Fund also had more than 10% of its total net assets invested in: Pennsylvania 11% and New York 23% at December 31, 1997. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                    YEAR ENDED                        YEAR ENDED
                                                 DECEMBER 31, 1996                 DECEMBER 31, 1997
                                          -----------------------------       -----------------------------
CLASS A                                     SHARES            AMOUNT            SHARES            AMOUNT
                                          ----------       ------------       ----------      -------------
Shares sold ........................       1,410,921       $ 10,592,663        1,683,772      $  12,743,185
Shares issued in connection with the
 reinvestment of:
  Dividends from net investment
    income .........................         950,863          7,098,871          862,708          6,544,010
                                          ----------       ------------       ----------      -------------
                                           2,361,784         17,691,534        2,546,480         19,287,195
Shares repurchased .................      (4,031,484)       (30,057,711)      (3,717,665)       (28,115,220)
                                          ----------       ------------       ----------      -------------
Net decrease .......................      (1,669,700)      $(12,366,177)      (1,171,185)     $  (8,828,025)
                                          ----------       ------------       ----------      -------------

                                                    YEAR ENDED                        YEAR ENDED
                                                 DECEMBER 31, 1996                 DECEMBER 31, 1997
                                          -----------------------------       -----------------------------
CLASS B                                     SHARES            AMOUNT            SHARES            AMOUNT
                                          ----------       ------------       ----------       ------------
Shares sold ........................         406,256       $  3,019,066          331,564       $  2,500,094
Shares issued in connection with the
 reinvestment of:
  Dividends from net investment
    income .........................          49,361            368,387           43,761            331,929
                                          ----------       ------------       ----------       ------------
                                             455,617          3,387,453          375,325          2,832,023
Shares repurchased .................        (375,103)        (2,797,096)        (320,322)        (2,422,395)
                                           ---------       ------------       ----------       ------------
Net increase  ......................          80,514       $    590,357           55,003       $    409,628
                                           ---------       ------------       ----------       ------------
Decrease derived from capital shares
  transactions .....................      (1,589,186)      $(11,775,820)      (1,116,182)      $ (8,418,397)
                                          ==========       ============       ==========       ============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND MUNICIPAL INCOME FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Municipal Income Fund ("the Fund"), a series of New England Funds Trust I at December 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                       GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.


YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.


MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).


MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------
                                  STOCK FUNDS
                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                           Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                 Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS(R)                             U.S. POSTAGE
        Where The Best Minds Meet(R)                               PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



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        [Logo]
      MUTUAL FUND
    SERVICES AWARD
---------------------
        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
 1995 o 1996 o 1997

      MU56-1297

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